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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 20, 2007
                                                          --------------

                                ABLE ENERGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Delaware                      001-15035                 22-3520840
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(States or Other Jurisdiction   (Commission file Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


                     198 GREEN POND ROAD, ROCKAWAY, NJ 07866
                     ---------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrants' telephone number, including area code (973) 625-1012
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 20, 2007, Able Energy, Inc. (the "Company") and its wholly-owned subsidiary, PriceEnergy.com, Inc. ("PriceEnergy"), completed transactions contemplated by a Credit Card Receivables Advance Agreement (together, the "Receivables Agreements") with Credit Cash LLC ("Lender"). Pursuant to the Receivables Agreements, Lender, in its sole and absolute discretion, may make advances to each of the Company and PriceEnergy, which advances will be paid solely out of the respective credit card receivables of the Company and PriceEnergy. The advances to each of the Company and PriceEnergy are secured by a lien of the respective accounts receivables (including credit card receivables) of the Company and PriceEnergy.

In addition to advances made under the Receivables Agreement, each of the Company and PriceEnergy will reimburse Lender for various expenses incurred by it in the administration and enforcement of the Receivables Agreement (including due diligence, credit investigation, maintenance of security interests and fees related to transfer of funds to and from Able Oil and/or PriceEnergy and, to the extent applicable, all attorneys' fees and expenses and all experts' and advisors' fees and expenses incurred by the Lender in connection with any event of default).

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT FOR A REGISTRANT.

On March 21, 2007, the Lender made an advance to the Company in the amount of $700,000. This advance was made under the Receivables Agreement. The Company will repay the advance to the Lender plus reimburse the Lender for various fees and expenses incurred by it in the amount of $49,000 (collectively, the "Company Collection Amount"). The Company Collection Amount must be repaid in full by October 20, 2007, in accordance with the Receivables Agreement as described in
Item 1.01 of this Current Report.

On March 23, 2007, the Lender made an advance to PriceEnergy in the amount of $500,000. This advance was made under the Receivables Agreement. PriceEnergy will repay the advance to the Lender plus reimburse the Lender for various fees and expenses incurred by it in the amount of $35,000 (collectively, the "PriceEnergy Collection Amount"). The PriceEnergy Collection Amount must be repaid in full by October 23, 2007, in accordance with the Receivables Agreement as described in Item 1.01 of this Current Report.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 26th day of March 2007.


                                   ABLE ENERGY, INC.


                                   By:       /s/ Christopher P. Westad
                                            ------------------------------------
                                            Christopher P. Westad
                                            Acting Chief Executive Officer